                            WEITZ SERIES FUND, INC.

                    SUPPLEMENT DATED AUGUST 18, 1998 TO THE
                         PROSPECTUS DATED JULY 30, 1998

  The Board of Directors of Weitz Series Fund, Inc. has made the determination to close the Hickory Portfolio to new investors as of the close of the New York Stock Exchange on August 18, 1998. Current shareholders may continue to add to their accounts. In addition, the Hickory Portfolio will remain open to the following new investors:

    1) Current shareholders who open a new account under the same tax identification number;

    2) Family members who reside at the address of record of a current shareholder;

    3) Clients of financial advisors who have at least $1 million of client assets invested in the Hickory Portfolio as of the date of closing;

    4) Future participants in retirement plans which currently offer the Hickory Portfolio as an investment option to participants;

    5) Current and future members of the Board of Directors of Weitz Series Fund, Inc. and current and future employees of Wallace R. Weitz & Company and family members of such board members or employees who reside at the same address as the board members or employee.

  The Board of Directors has reserved the right to reopen the Hickory Portfolio at a future date if circumstances warrant the reopening of the fund.

                                      -3-